Exhibit 10.1

AIA® Document A141TM-2014 Standard Form of Agreement Between Owner and Design-Builder AGREEMENT made as of the 7 day of July in the year 2022 (In words, indicate day, month and year.) BETWEEN the Owner: (Name, legal status, address and other information) Trex Company, Inc. 160 Exeter Drive Winchester, Virginia 22603 and the Design-Builder: (Name, legal status, address and other information) Gray Construction, Inc. a Kentucky corporation whose principal address is 10 Quality Street, Lexington, KY, who has an Arkansas Contractor’s License Number 0000720120, qualified to do business in the state of Arkansas as James N. Gray Company 10 Quality Street Lexington, Kentucky 40507 For the following Project: (Name, location and detailed description) Trex Little Rock 6401 Thibault Rd Little Rock, Arkansas 72206 The Owner and Design-Builder agree as follows. ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text. This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located. AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init./ 1

TABLE OF ARTICLES 1 GENERAL PROVISIONS 2 COMPENSATION AND PROGRESS PAYMENTS 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT 4 WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT 5 WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT 6 CHANGES IN THE WORK 7 OWNER’S RESPONSIBILITIES 8 TIME 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION 10 PROTECTION OF PERSONS AND PROPERTY 11 UNCOVERING AND CORRECTION OF WORK 12 COPYRIGHTS AND LICENSES 13 TERMINATION OR SUSPENSION 14 CLAIMS AND DISPUTE RESOLUTION 15 MISCELLANEOUS PROVISIONS 16 SCOPE OF THE AGREEMENT TABLE OF EXHIBITS A DESIGN-BUILD AMENDMENT B INSURANCE AND BONDS C Trex Clarifications - Revised Proposal - 01.17.2022 D Project Tree House Bid Form - Revised 01.21.2022 E Trex LOI 3.9.22 EXECUTED F RFP Drawing Log G RFP Greenfield Expansion H Customer Decision List - Trex-01.21.2022 I Subsurface and Engineering Evaluation I.a 4.16.21 Letter Agreement re Geotechnical Agreement J Site-Specific Ground Motion Study AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes:DS Init. / 2

K Wetland Delineation L Gray Hourly Rates ARTICLE 1 GENERAL PROVISIONS § 1.1 Owner’s Criteria This Agreement is based on the Owner’s Criteria set forth in this Section 1.1. (Note the disposition for the following items by inserting the requested information or a statement such as “not applicable” or “unknown at time of execution.” If the Owner intends to provide a set of design documents, and the requested information is contained in the design documents, identify the design documents and insert “see Owner’s design documents” where appropriate.) § 1.1.1 The Owner’s program for the Project: (Set forth the program, identify documentation in which the program is set forth, or state the manner in which the program will be developed.) This project will consist of design and building of a new manufacturing location for Trex on a greenfield site (approximately 289 acres) in Little Rock, AR. The project consists of 788,457 sq. ft. of office space, manufacturing, utilities, site work, and landscaping. Upon completion, the site will be occupied by Trex office and manufacturing personnel. § 1.1.2 The Owner’s design requirements for the Project and related documentation: (Identify below, or in an attached exhibit, the documentation that contains the Owner’s design requirements, including any performance specifications for the Project.) Exhibit C–Trex Clarifications – Revised Proposal – 01.17.2022 §1.1.3 The Project’s physical characteristics: (Identify or describe, if appropriate, size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.) Site location at Latitude 34.6949, Longitude -92.1831. Site is approximately 289 acres. The below are the geotechnical reports done for the site. Exhibit I–Subsurface and Engineering Evaluation Exhibit J–Site-Specific Ground Motion Study Exhibit K– Wetland Delineation §1.1.4 The Owner’s anticipated Sustainable Objective for the Project, if any: (Identify the Owner’s Sustainable Objective for the Project such as Sustainability Certification, benefit to the environment, enhancement to the health and well-being of building occupants, or improvement of energy efficiency. If the Owner identifies a Sustainable Objective, incorporate AIA Document A141TM–2014, Exhibit C, Sustainable Projects, into this Agreement to define the terms, conditions and Work related to the Owner’s Sustainable Objective.) N/A § 1.1.5 Incentive programs the Owner intends to pursue for the Project, including those related to the Sustainable Objective, and any deadlines for receiving the incentives that are dependent on, or related to, the Design-Builder’s services, are as follows: (Identify incentive programs the Owner intends to pursue for the Project and deadlines for submitting or applying for the incentive programs.) TBD AIA Document A141™ – 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. 3

§1.1.6 The Owner’s budget for the Work to be provided by the Design-Builder is set forth below: (Provide total for Owner’s budget, and if known, a line item breakdown of costs.) The Design-Builder has provided a budget estimate for the Work attached to this Agreement as Exhibit D, which is acceptable to the Owner (the “Estimate”). The Design-Builder shall design the Project consistent with the Estimate. The Design-Builder shall include with its submittal of the Design-Build Amendment a written explanation for any increases in the cost items beyond those costs set forth in the Estimate. §1.1.7 The Owner’s design and construction milestone dates .1 Design phase milestone dates. TBD .2 Submission of Design-Builder Proposal: TBD .3 Phased completion dates: TBD .4 Substantial Completion date: TBD in the GMP Proposal - .5 Other milestone dates: TBD §1.1.8 The Owner approves the following Architect, Consultants and Contractors selected by the Design Builder and retained at the Design-Builder’s cost: (List name, legal status, address and other information.) .1 Architect Gray Architects and Engineers, P.S.C. 10 Quality Street Lexington, Kentucky 40507 .2 Consultants Freeland Harris Consulting Engineers 210 West Short Street Suite 410 Lexington, Kentucky 40507 .3 Contractors N/A §1.1.9 Additional Owner’s Criteria upon which the Agreement is based: AIA Document A141™ – 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 4

(Identify special characteristics or needs of the Project not identified elsewhere, such as historic preservation requirements.) N/A § 1.1.10 The Design-Builder shall confirm that the information included in the Owner’s Criteria complies with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. § 1.1.10.1 If the Owner’s Criteria conflicts with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner of the conflict. § 1.1.11 If there is a change in the Owner’s Criteria, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6. § 1.1.12 If the Owner and Design-Builder intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions. Unless otherwise agreed, the parties will use a mutually agreeable protocol for the development, use, transmission, and exchange of digital data and building information modeling. § 1.2 Project Team § 1.2.1 The Owner identifies the following representative in accordance with Section 7.1.1: (List name, address and other information.) Suzanne Pardue, Director, Strategic Sourcing & Procurement 160 Exeter Drive, Winchester, Virginia 22603-8608 Telephone: 540-303-1216 Email: spardue@trex.com § 1.2.2 The persons or entities, in addition to the Owner’s representative, who are required to review the Design-Builder’s Submittals are as follows: (List name, address and other information.) Andy Yablonski Director, Project Engineering Trex Company, Inc. 160 Exeter Drive Winchester, VA 22603 ayablonski@trex.com § 1.2.3 The Owner will retain the following consultants and separate contractors: (List discipline, scope of work, and, if known, identify by name and address.) TBD Trex Company, Inc. 6401 Thibault Road Little Rock, AR xxx-xxx-xxx xxx-xxx-xxx tbd@trex.com § 1.2.4 The Design-Builder identifies the following representative in accordance with Section 3.1.2: (List name, address and other information.) Rodney Carpenter AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 5

VP, Distribution & Commercial Market Gray Construction 10 Quality Street Lexington, KY 40507 Telephone: (859) 281-2513 Email: rcarpenter@gray.com John Slone Director, Operations, Distribution & Commercial Market Gray Construction 10 Quality Street Lexington, KY 40507 Telephone: (239) 248-8749 Email: jslone@gray.com § 1.2.5 Neither the Owner’s nor the Design-Builder’s representative shall be changed without ten days’ written notice to the other party. § 1.3 Binding Dispute Resolution For any Claim subject to, but not resolved by, mediation pursuant to Section 14.3, the method of binding dispute Resolution shall be the following: (Check the appropriate box. If the Owner and Design-Builder do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.) [ ] Arbitration pursuant to Section 14.4 [X] Litigation in a court of competent jurisdiction [ ] Other: (Specify) § 1.4 Definitions § 1.4.1 Design-Build Documents. The Design-Build Documents consist of this Agreement between Owner and Design-Builder and its attached Exhibits (hereinafter, the “Agreement”); other documents listed in this Agreement; and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, including the Design-Build Amendment, (2) a Change Order, or (3) a Change Directive. § 1.4.2 The Contract. The Design-Build Documents form the Contract. The Contract represents the entire and integrated agreement between the parties and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Design-Build Documents shall not be construed to create a contractual relationship of any kind between any persons or entities other than the Owner and the Design-Builder. § 1.4.3 The Work. The term “Work” means the design, construction and related services required to fulfill the Design-Builder’s obligations under the Design-Build Documents, whether completed or partially completed, and includes all labor, materials, equipment and services provided or to be provided by the Design-Builder. The Work may constitute the whole or a part of the Project. § 1.4.4 The Project. The Project is the total design and construction of which the Work performed under the Design-Build Documents may be the whole or a part, and may include design and construction by the Owner and by separate contractors. § 1.4.5 Instruments of Service. Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Design-Builder, Contractor(s), AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 6

Architect, and Consultant(s) under their respective agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, digital models and other similar materials. §1.4.6 Submittal. A Submittal is any submission to the Owner for review and approval demonstrating how the Design-Builder proposes to conform to the Design-Build Documents for those portions of the Work for which the Design-Build Documents require Submittals. Submittals include, but are not limited to, shop drawings, product data, and samples. Submittals are not Design-Build Documents unless incorporated into a Modification § 1.4.7 Owner. The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative. $1.4.8 Design-Builder. The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term Design-Builder” means the Design-Builder or the Design-Builder’s authorized representative. § 1.4.9 Consultant. A Consultant is a person or entity providing professional services for the Design-Builder for all or a portion of the Work, and is referred to throughout the Design-Build Documents as if singular in number. To the extent required by the relevant jurisdiction, the Consultant shall be lawfully licensed to provide the required professional services. §1.4.10 Architect. The Architect is a person or entity providing design services for the Design-Builder for all or portion of the Work, and is lawfully licensed to practice architecture in the applicable jurisdiction. The Architect is referred to throughout the Design-Build Documents as if singular in number, §1.4.11 Contractor. A Contractor is a person or entity performing all or a portion of the construction, required in connection with the Work, for the Design-Builder. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor. §1.4.12 Confidential Information. Confidential Information is information containing confidential or business proprietary information that is clearly marked as “confidential.” §1.4.13 Contract Time. Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, as set forth in the Design-Build Amendment for Substantial Completion of the Work § 1.4.14 Day. The term “day” as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined. §1.4.15 Contract Sum. The Contract Sum is the amount to be paid to the Design-Builder for performance of the Work after execution of the Design-Build Amendment, as identified in Article A.1 of the Design-Build Amendment. (Paragraph deleted) ARTICLE 2 COMPENSATION AND PROGRESS PAYMENTS § 2.1 Compensation for Work Performed Prior To Execution of Design-Build Amendment § 2.1.1 Unless otherwise agreed, payments for Work performed prior to Execution of the Design-Build Amendment shall be made monthly. For the Design-Builder’s performance of Work prior to the execution of the Design-Build Amendment, the Owner shall compensate the Design-Builder as follows (Insert amount of, or basis for, compensation, including compensation for any Sustainability Services or indicate the exhibit in which the information is provided. If there will be a limit on the total amount of compensation for Work performed prior to the execution of the Design-Build Amendment state the amount of the limit) Exhibit E Trex LOI 3.9.22 §2.1.2 The hourly billing rates for services of the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors, if any, are set forth below. (If applicable, attach an exhibit of hourly billing rates or insert them below.) AIA Document A141*—2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 7

See Schedule of Hourly Rates attached hereto and incorporated herein by reference as Exhibit L. Individual or Position    Rate §2.1.3 Compensation for Reimbursable Expenses Prior To Execution of Design-Build Amendment § 2.1.3.1 Reimbursable Expenses are in addition to compensation set forth in Section 2.1.1 and 2.1.2 and include expenses, directly related to the Project, incurred by the Design-Builder and the Design-Builder’s Architect, Consultants, and Contractors, as follows: 1. Transportation and authorized out-of-town travel and subsistence; 2. Dedicated data and communication services, teleconferences, Project web sites, and extranets; 3. Fees paid for securing approval of authorities having jurisdiction over the Project; 4. Printing, reproductions, plots, standard form documents: 5. Postage, handling and delivery; 6. Expense of overtime work requiring higher than regular rates, if authorized in advance by the Owner: 7. Renderings, physical models, mock-ups, professional photography, and presentation materials requested by the Owner; 8. All taxes levied on professional services and on reimbursable expenses; and 9. Other Project-related expenditures, if authorized in advance by the Owner. § 2.1.3.2 For Reimbursable Expenses, the compensation shall be the expenses the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors incurred. § 2.1.4 Payments to the Design-Builder Prior To Execution of Design-Build Amendment §2.1.4.1 Payments are due and payable for work properly performed upon presentation of the Design-Builder’s invoice. Amounts unpaid thirty (30) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Design-Builder. (Interest rate of monthly or annual interest agreed upon) Two % 2% §2.1.4.2 Records of Reimbursable Expenses and services performed on the basis of hourly rates shall be available to the Owner at mutually convenient times for a period of two years following execution of the Design-Build Amendment or termination of this Agreement, whichever occurs first. §2.2 Contract Sum and Payment for Work Performed After Execution of Design-Build Amendment For the Design-Builder’s performance of the Work after execution of the Design-Build Amendment, the Owner shall pay to the Design-Builder the Contract Sum in current funds as agreed in the Design-Build Amendment. (Paragraph deleted) ARTICLE 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT §3.1 General §3.1.1 The Design-Builder shall comply with any applicable licensing requirements in the jurisdiction where the Project is located. §3.1.2 The Design-Builder shall designate in writing a representative who is authorized to act on the Design-Builder’s behalf with respect to the Project. §3.1.3 The Design-Builder shall perform the Work in accordance with the Design-Build Documents. The Design-Builder shall not be relieved of the obligation to perform the Work in accordance with the Design-Build Documents by the activities, tests, inspections or approvals of the Owner. §3.1.3.1 The Design-Builder shall perform the Work in compliance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder performs Work contrary to applicable laws, statutes, ordinances, codes, rules and regulations, and AIA Document A141*—2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 8 lawful orders of public authorities, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction. § 3.1.3.2 Neither the Design-Builder nor any Contractor, Consultant, or Architect shall be obligated to perform any act which they believe will violate any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder determines that implementation of any instruction received from the Owner, including those in the Owner’s Criteria, would cause a violation of any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner in writing. Upon verification by the Owner that a change to the Owner’s Criteria is required to remedy the violation, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6. § 3.1.4 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect, Consultants, Contractors, Subcontractors, regardless of their tier and their agents and employees, and other persons or entities performing portions of the Work. § 3.1.5 General Consultation. The Design-Builder shall schedule and conduct periodic meetings with the Owner to review matters such as procedures, progress, coordination, and scheduling of the Work. § 3.1.6 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through qualified, licensed professionals. The Owner understands and agrees that the services of the Design-Builder’s Architect and the Design-Builder’s other Consultants are performed in the sole interest of, and for the exclusive benefit of the Design Builder, and the Design Builder’s obligations are to the Owner. § 3.1.7 The Design-Builder, with the assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project. § 3.1.8 Progress Reports § 3.1.8.1 The Design-Builder shall keep the Owner informed of the progress and quality of the Work. On a monthly basis, or otherwise as agreed to by the Owner and Design-Builder, the Design-Builder shall submit written progress reports to the Owner, showing estimated percentages of completion and other information identified below: .1 Work completed for the period: and any identified defects discovered in the Work along with the Design-Builder’s plan for correcting sch defective Work; .2 Project schedule status; .3 Submittal schedule and status report, including a summary of outstanding Submittals; .4 Responses to requests for information to be provided by the Owner; ..5 Approved Change Orders and Change Directives; .6 Pending Change Order and Change Directive status reports; .7 Tests and inspection reports; .8 Status report of Work rejected by the Owner; .9 Status of Claims previously submitted in accordance with Article 14; .10    Cumulative total of the Cost of the Work to date including the Design-Builder’s compensation and Reimbursable Expenses, if any; .11 Current Project cash-flow and forecast reports; and .12 Additional information as agreed to by the Owner and Design-Builder. § 3.1.8.2 In addition, where the Contract Sum is the Cost of the Work with or without a Guaranteed Maximum Price, the Design-Builder shall include the following additional information in its progress reports: .1 Design-Builder’s work force report; .2Equipment utilization report; and .3 Cost summary, comparing actual costs to updated cost estimates. § 3.1.9 Design-Builder’s Schedules § 3.1.9.1 The Design-Builder, promptly after execution of this Agreement, shall prepare and submit for the Owner’s information a schedule for the Work. The schedule, including the time required for design and construction, shall not exceed time limits current under the Design-Build Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work, and shall include allowances for AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA, the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 9 periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project. § 3.1.9.2 The Design-Builder shall perform the Work in general accordance with the most recent schedules submitted to the Owner. § 3.1.10 Certifications. Upon the Owner’s written request, the Design-Builder shall obtain from the Architect, Consultants, and Contractors, and furnish to the Owner, certifications with respect to the documents and services provided by the Architect, Consultants, and Contractors (a) that, to the best of their knowledge, information and belief, the documents or services to which the certifications relate (i) are consistent with the Design-Build Documents, except to the extent specifically identified in the certificate, and (ii) comply with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in the certifications. The Design-Builder’s Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. § 3.1.11 Design-Builder’s Submittals § 3.1.11.1 Prior to submission of any Submittals, the Design-Builder shall prepare a Submittal schedule, and shall submit the schedule for the Owner’s approval. The Owner’s approval shall not unreasonably be delayed or withheld. The Submittal schedule shall (1) be coordinated with the Design-Builder’s schedule provided in Section 3.1.9.1, (2) allow the Owner reasonable time to review Submittals, and (3) be periodically updated to reflect the progress of the Work. If the Design-Builder fails to submit a Submittal schedule, the Design-Builder shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of Submittals. § 3.1.11.2 By providing Submittals the Design-Builder represents to the Owner that it has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so and (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Design-Build Documents. § 3.1.11.3 The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require Submittals until the Owner has approved the respective Submittal. § 3.1.11.4 The Work shall be in accordance with approved Submittals except that the Design-Builder shall not be relieved of its responsibility to perform the Work consistent with the requirements of the Design-Build Documents. The Work may deviate from the Design-Build Documents only if the Design-Builder has notified the Owner in writing of a deviation from the Design-Build Documents at the time of the Submittal and a Modification is executed authorizing the identified deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in Submittals by the Owner’s approval of the Submittals. § 3.1.11.5 All professional design services or certifications to be provided by the Design-Builder, including all drawings, calculations, specifications, certifications, shop drawings and other Submittals, shall contain the signature and seal of the licensed design professional preparing them. Submittals related to the Work designed or certified by the licensed design professionals, if prepared by others, shall bear the licensed design professional’s written approval. The Owner and its consultants shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals. § 3.1.12 Warranty. The Design-Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Design-Build Documents require or permit otherwise. The Design-Builder further warrants that the construction labor, equipment and materials will conform to the requirements of the Design-Build Documents and will be free from defects, except for those inherent in the quality of the construction labor, material and equipment or otherwise expressly permitted by the Design-Build Documents. construction labor, materials, or equipment not conforming to these requirements may be considered defective. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, alterations to the construction labor, materials and equipment not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. The Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 10

Design: Notwithstanding anything in this Agreement or the Contract Documents to the contrary, the warranties and representations set forth in this Section and this Agreement do not apply to design or professional services. The design services shall be performed consistent with the standard of professional care, skill, diligence, and quality that prevails among professional firms engaged in the design of projects of similar type, use, scope, function, size, quality, complexity, and detail. Performance Guarantee Notwithstanding anything in this Agreement to the contrary, (1) the Parties agree Design-Builder shall not be responsible or have any liability for any performance or output guarantees or process guarantees for the process equipment; (2) Design-Builder’s liability to Owner for the warranty and performance of any process equipment shall be limited to the warranty and performance provided by the process equipment vendors; and (3) Design-Builder shall have no independent liability to Owner for the warranty or performance of the process equipment, except to the extent caused by either (a) Design-Builder’s installation of the process equipment; or (b) Design-Builder’s negligent acts or omissions or willful misconduct that void, violate, or in any way relieve the warranties of the process equipment vendors. § 3.1.13 Royalties, Patents and Copyrights § 3.1.13.1 The Design-Builder shall pay all royalties and license fees. § 3.1.13.2 The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and its separate contractors and consultants harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Owner, or where the copyright violations are required in the Owner’s Criteria. However, if the Design-Builder has reason to believe that the design, process or product required in the Owner’s Criteria is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless such information is promptly furnished to the Owner. If the Owner receives notice from a patent or copyright owner of an alleged violation of a patent or copyright, attributable to the Design-Builder, the Owner shall give prompt written notice to the Design-Builder. The Owner shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Design-Builder harmless from loss when a particular design, process or product of a particular manufacturer is required by the Owner or required by the Owner’s Criteria, unless the Design-Builder has reason to believe that the design, process or product required by the Owner or required by the Owner’s Criteria is an infringement of a copyright or a patent and the Design-Builder failed to promptly furnish such information to the Owner. § 3.1.14 Indemnification § 3.1.14.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, including the Owner’s agents and employees, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, but only to the extent caused by the negligent acts or omissions of the Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.1.14. § 3.1.14.2 The indemnification obligation under this Section 3.1.14 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them, under workers’ compensation acts, disability benefit acts or other employee benefit acts. § 3.1.15 Contingent Assignment of Agreements § 3.1.15.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner, provided that .1 assignment is effective only after termination of the Contract by the Owner for cause: or for convenience, pursuant to Sections 13.1.4 or 13.2.2, and only for those agreements that the Owner accepts by written notification to the Design-Builder and the Architect, Consultants, and Contractors whose agreements are accepted for assignment; and .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract. AIA Document A141”—2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in 10 accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 11

When the Owner accepts the assignment of an agreement, the Owner assumes the Design-Builder’s rights and obligations under the agreement. § 3.1.15.2 Upon such assignment, if the Work has been suspended for more than 30 days, the compensation under the assigned agreement shall be equitably adjusted for increases in cost resulting from the suspension. § 3.1.15.3 Upon such assignment to the Owner under this Section 3.1.15, the Owner may further assign the agreement to a successor design-builder or other entity. If the Owner assigns the agreement to a successor design-builder or other entity, the Owner shall nevertheless remain legally responsible for all of the successor design-builder’s or other entity’s obligations under the agreement. § 3.1.16 Design-Builder’s Insurance and Bonds. The Design-Builder shall purchase and maintain insurance and provide bonds as set forth in Exhibit B. (Paragraph deleted) ARTICLE 4 WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT § 4.1 General § 4.1.1 Any information submitted by the Design-Builder, and any interim decisions made by the Owner, shall be for the purpose of facilitating the design process and shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification, which shall be in the form of a Customer Decision List, updated periodically, reviewed and approved by the Owner in writing. § 4.1.2 The Design-Builder shall advise the Owner on proposed site use and improvements, selection of materials, and building systems and equipment. The Design-Builder shall also provide the Owner with recommendations, consistent with the Owner’s Criteria, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions. These proposals, recommendations and decisions shall be recorded in the Customer Decision List, and approved by the Owner in writing. § 4.2 Evaluation of the Owner’s Criteria § 4.2.1 The Design-Builder shall schedule and conduct meetings with the Owner and any other necessary individuals or entities to discuss and review the Owner’s Criteria as set forth in Section 1.1. The Design-Builder shall thereafter again meet with the Owner to discuss a preliminary evaluation of the Owner’s Criteria. The preliminary evaluation shall address possible alternative approaches to design and construction of the Project and include the Design-Builder’s recommendations, if any, with regard to accelerated or fast-track scheduling, procurement, or phased construction. The preliminary evaluation shall consider cost information, constructability, and procurement and construction scheduling issues. § 4.2.2 After the Design-Builder meets with the Owner and presents the preliminary evaluation, the Design-Builder shall provide a written report to the Owner, summarizing the Design-Builder’s evaluation of the Owner’s Criteria. The report shall also include .1 allocations of program functions, detailing each function and their square foot areas; .2 a preliminary estimate of the Cost of the Work, and, if necessary, recommendations to adjust the Owner’s Criteria to conform to the Owner’s budget; and .3 a preliminary schedule, which shall include proposed design milestones; dates for receiving additional information from, or for work to be completed by, the Owner; anticipated date for the Design-Builder’s Proposal; and dates of periodic design review sessions with the (Paragraphs deleted) Owner. § 4.2.3 The Owner shall review the Design-Builder’s written report and, if acceptable, provide the Design-Builder with written consent to proceed to the development of the Preliminary Design as described in Section 4.3. The consent to proceed shall not be understood to modify the Owner’s Criteria except as modified by the most current Customer Decision List, approved by the Owner in writing. AIA Document A141TM - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 12

§ 4.3 Preliminary Design § 4.3.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.2.3, the Design-Builder shall prepare and submit a Preliminary Design to the Owner. The Preliminary Design shall include a report identifying any deviations from the Owner’s Criteria, and shall include the following: .1 Confirmation of the allocations of program functions; .2 Site plan; .3 Building plans, sections and elevations; .4 Structural system; .5 Selections of major building systems, including but not limited to mechanical, electrical and plumbing systems; and .6 Outline specifications or sufficient drawing notes describing construction materials. The Preliminary Design may include some combination of physical study models, perspective sketches, or digital modeling. § 4.3.2 The Owner shall review the Preliminary Design and, if acceptable, provide the Design-Builder with written consent to proceed to development of the Design-Builder’s Proposal. The Preliminary Design shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification, evidenced by the most current Customer Decision List, approved by the Owner in writing. § 4.4 Design-Builder’s Proposal § 4.4.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.3.2, the Design-Builder shall prepare and submit the Design-Builder’s Proposal to the Owner. The Design-Builder’s Proposal shall include the following: .1 A list of the Preliminary Design documents and other information, including the Design-Builder’s clarifications, assumptions and deviations from the Owner’s Criteria as described in the most current Owner approved Customer Decision List, upon which the Design-Builder’s Proposal is based; .2 The proposed Contract Sum, including the compensation method and, if based upon the Cost of the Work plus a fee, a written statement of estimated cost organized by trade categories, allowances, contingencies, Design-Builder’s Fee, and other items that comprise the Contract Sum; .3 The proposed date the Design-Builder shall achieve Substantial Completion; .4 An enumeration of any qualifications and exclusions, if applicable; .5 A list of the Design-Builder’s key personnel, Contractors and suppliers; and ..6 The date on which the Design-Builder’s Proposal expires. § 4.4.2 Submission of the Design-Builder’s Proposal shall constitute a representation by the Design-Builder that it has visited the site and become familiar with local conditions under which the Work is to be completed. § 4.4.3 If the Owner and Design-Builder agree on a proposal, the Owner and Design-Builder shall execute the Design-Build Amendment setting forth the terms of their agreement. (Paragraph deleted) ARTICLE 5 WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT § 5.1 Construction Documents § 5.1.1 Upon the execution of the Design-Build Amendment, the Design-Builder shall prepare Construction Documents. The Construction Documents shall establish the quality levels of materials and systems required. The Construction Documents shall be consistent with the Design-Build Documents. In the event that any ambiguity or inconsistency is discovered during construction between the Design-Build Documents and the Construction Documents, the Design-Builders shall alert the Owner to the issue and propose a resolution of the conflict for the Owner’s approval. Any such resolution shall be consistent with all applicable Codes, Laws, Regulations and Ordinances and should the resolution require approval by the Authority Having Jurisdiction, the Design-Builder shall promptly secure such approval after securing the Owner’s approval to the resolution. Such resolution shall be memorialized in writing. § 5.1.2 The Design-Builder shall provide the Construction Documents to the Owner for the Owner’s information. If the Owner discovers any deviations between the Construction Documents and the Design-Build Documents, the AIA Document A141™ - 2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 13

Owner shall promptly notify the Design-Builder of such deviations in writing. The Construction Documents shall not modify the Design-Build Documents unless consistent with the Customer Decision List. The failure of the Owner to discover any such deviations shall not relieve the Design-Builder of the obligation to perform the Work in accordance with the Design-Build Documents. § 5.1.3 Upon completion and acceptance of the Construction Documents, the Owner shall have the right, should it elect, to seek competitive bids from other licensed contractors to construct the Project according to the Construction Documents. In the event that the Owner should be presented a competitive bid that the Owner deems more acceptable than the Guaranteed Maximum Price that the Design-Builder has provided to the Owner, the Owner shall share such bid with the Design Builder who shall be given an opportunity to match or improve on the terms in the competitive bid. The Owner shall then decide whether to issue the Notice to Proceed or to Terminate this Agreement for Convenience. In the event that the Owner should elect to Terminate for Convenience at that time, the Design Builder shall be entitled to recover a fee of $50,000 in addition to any amounts recoverable under this Agreement or the Letter of Intent. § 5.2 Construction § 5.2.1 Commencement. Except as permitted in Section 5.2.2, construction shall not commence prior to execution of the Design-Build Amendment. § 5.2.2 If the Owner and Design-Builder agree in writing, construction may proceed prior to the execution of the Design-Build Amendment. However, such authorization shall not waive the Owner’s right to reject the Design-Builder’s Proposal. § 5.2.3 The Design-Builder shall supervise and direct the Work, using the Design-Builder’s best skill and attention. The Design-Builder shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under the Contract, unless the Design-Build Documents give other specific instructions concerning these matters. § 5.2.4 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work. § 5.3 Labor and Materials § 5.3.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services, necessary for proper execution and completion of the Work, whether temporary or permanent, and whether or not incorporated or to be incorporated in the Work. § 5.3.2 When a material or system is specified in the Design-Build Documents, the Design-Builder may make substitutions only in accordance with Article 6. § 5.3.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Work. The Design-Builder shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them. § 5.4 Taxes The Design-Builder shall pay sales, consumer, use and similar taxes, for the Work provided by the Design-Builder, that are legally enacted when the Design-Build Amendment is executed, whether or not yet effective or merely scheduled to go into effect. § 5.5 Permits, Fees, Notices and Compliance with Laws § 5.5.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall secure and pay for the building permit as well as any other permits, fees, licenses, and inspections by government agencies, necessary for proper execution of the Work and Substantial Completion of the Project. § 5.5.2 The Design-Builder shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, applicable to performance of the Work. AIA Document A141” - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in 10 accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 14

§ 5.5.3 Concealed or Unknown Conditions. If the Design-Builder encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Design-Build Documents or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents, the Design-Builder shall promptly provide notice to the Owner before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if the Owner determines that they differ materially and cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, shall recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Design-Builder in writing, stating the reasons. If the Design-Builder disputes the Owner’s determination or recommendation, the Design-Builder may proceed as provided in Article 14. § 5.5.4 If, in the course of the Work, the Design-Builder encounters human remains, or recognizes the existence of burial markers, archaeological sites, or wetlands, not indicated in the Design-Build Documents, the Design-Builder shall immediately suspend any operations that would affect them and shall notify the Owner. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Design-Builder shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 14. § 5.6 Allowances § 5.6.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Design-Build Documents. Items covered by allowances shall be supplied for such amounts, and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to whom the Design-Builder has reasonable objection. § 5.6.2 Unless otherwise provided in the Design-Build Documents, .1 allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts; .2 the Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts, shall be included in the Contract Sum but not in the allowances; and .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 5.6.2.1 and (2) changes in Design-Builder’s costs under Section 5.6.2.2. § 5.6.3 The Owner shall make selections of materials and equipment with reasonable promptness for allowances requiring Owner selection. § 5.7 Key Personnel, Contractors and Suppliers § 5.7.1 The Design-Builder shall not employ personnel, or contract with Contractors or suppliers to whom the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable and timely objection. § 5.7.2 If the Design-Builder changes any of the personnel, Contractors or suppliers identified in the Design-Build Amendment, the Design-Builder shall notify the Owner and provide the name and qualifications of the new personnel, Contractor or supplier. The Owner may reply within 14 days to the Design-Builder in writing, stating (1) whether the Owner has reasonable objection to the proposed personnel, Contractor or supplier or (2) that the Owner requires additional time to review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection. § 5.7.3 Except for those persons or entities already identified or required in the Design-Build Amendment, the Design-Builder, as soon as practicable after execution of the Design-Build Amendment, shall furnish in writing to the AIA Document A141”—2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in 10 accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 15

Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner may reply within 14 days to the Design-Builder in writing stating (1) whether the Owner has reasonable objection to any such proposed person or entity or (2) that the Owner requires additional time for review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection. § 5.7.3.1 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the rejected person or entity was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person or entity’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required. § 5.8 Documents and Submittals at the Site The Design-Builder shall maintain at the site for the Owner one copy of the Design-Build Documents and a current set of the Construction Documents, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Submittals. The Design-Builder shall deliver these items to the Owner in accordance with Section 9.10.2 as a record of the Work as constructed. § 5.9 Use of Site The Design-Builder shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment. § 5.10 Cutting and Patching The Design-Builder shall not cut, patch or otherwise alter fully or partially completed construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work. § 5.11 Cleaning Up § 5.11.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Design-Builder shall remove waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials from and about the Project. § 5.11.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Design-Builder. § 5.12 Access to Work The Design-Builder shall provide the Owner and its separate contractors and consultants access to the Work in preparation and progress wherever located. The Design-Builder shall notify the Owner regarding Project safety criteria and programs, which the Owner, and its contractors and consultants, shall comply with while at the site. § 5.13 Construction by Owner or by Separate Contractors § 5.13.1 Owner’s Right to Perform Construction and to Award Separate Contracts § 5.13.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces; and to award separate contracts in connection with other portions of the Project, or other construction or operations on the site, under terms and conditions identical or substantially similar to this Contract, including those terms and conditions related to insurance and waiver of subrogation. The Owner shall notify the Design-Builder promptly after execution of any separate contract. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make a Claim as provided in Article 14. § 5.13.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Design-Builder” in the Design-Build Documents in each case shall mean the individual or entity that executes each separate agreement with the Owner. AIA Document A141” – 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. 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§ 5.13.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces, and of each separate contractor, with the Work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised. § 5.13.1.4 Unless otherwise provided in the Design-Build Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or separate contractors, the Owner shall be deemed to be subject to the same obligations, and to have the same rights, that apply to the Design-Builder under the Contract. § 5.14 Mutual Responsibility § 5.14.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents. § 5.14.2 If part of the Design-Builder’s Work depends upon construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, prepare a written report to the Owner, identifying apparent discrepancies or defects in the construction or operations by the Owner or separate contractor that would render it unsuitable for proper execution and results of the Design-Builder’s Work. Failure of the Design-Builder to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable. § 5.14.3 The Design-Builder shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Design-Builder’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Design-Builder for costs the Design-Builder incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction. § 5.14.4 The Design-Builder shall promptly remedy damage the Design-Builder wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5. § 5.14.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching the Work as the Design-Builder has with respect to the construction of the Owner or separate contractors in Section 5.10. § 5.15 Owner’s Right to Clean Up If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and will allocate the cost among those responsible. (Paragraph deleted) ARTICLE 6 CHANGES IN THE WORK § 6.1 General § 6.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Change Directive, subject to the limitations stated in this Article 6 and elsewhere in the Design-Build Documents. Design-Builder agrees that it will not be entitled to any claim for time extension or additional compensation related to extra or changed work that is not confirmed in a written Change Order or Change Directive, unless there is a Claim properly noticed and preserved pursuant to the terms of this Agreement. § 6.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. The Owner may issue a Change Directive without agreement by the Design-Builder. § 6.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Change Directive. AIA Document A141TM—2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 17

§ 6.2 Change Orders A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following: .1 The change in the Work; .2    The amount of the adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation; and ..3 The extent of the adjustment, if any, in the Contract Time. § 6.3 Change Directives § 6.3.1 A Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. The Owner may by Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time being adjusted accordingly. § 6.3.2 A Change Directive shall be used in the absence of total agreement on the terms of a Change Order. § 6.3.3 If the Change Directive provides for an adjustment to the Contract Sum or, if prior to execution of the Design-Build Amendment, an adjustment in the Design-Builder’s compensation, the adjustment shall be based on one of the following methods: .1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation; .2 Unit prices stated in the Design-Build Documents or subsequently agreed upon; .3 Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or .4 As provided in Section 6.3.7. § 6.3.4 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted. § 6.3.5 Upon receipt of a Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Change Directive for determining the proposed adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. § 6.3.6 A Change Directive signed by the Design-Builder indicates the Design-Builder’s agreement therewith, including adjustment in Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order. § 6.3.7 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the method for adjustment in the Design-Builder’s compensation, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 6.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design-Build Documents, costs for the purposes of this Section 6.3.7 shall be limited to the following: ..1 Additional costs of professional services; .2 Costs of labor, including social security, unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance; .3 Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed; [GRAPHIC APPEARS HERE]AIA Document A141TM—2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA, the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 18

.4 Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others; .5 Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and .6 Additional costs of supervision and field office personnel directly attributable to the change. § 6.3.8 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum or, if prior to execution of the Design-Build Amendment, in the Design-Builder’s compensation, shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change. § 6.3.9 Pending final determination of the total cost of a Change Directive to the Owner, the Design-Builder may request payment for Work completed under the Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of certification for payment for those costs deemed to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum or, if prior to execution of the Design-Build Amendment, the Design-Builder’s compensation, on the same basis as a Change Order, subject to the right of Design-Builder to disagree and assert a Claim in accordance with Article 14. § 6.3.10 When the Owner and Design-Builder agree with a determination concerning the adjustments in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Owner and Design-Builder shall execute a Change Order. Change Orders may be issued for all or any part of a Change Directive. (Paragraph deleted) § 6.3.11 The parties agree that the total of all costs for material and equipment shall be an allowance within the GMP and managed on a cost-plus fee basis. The materials will be billed at cost plus Design Builder’s Fee, as defined in Exhibit A. Design Builder agrees to provide cost supported billing for the materials and equipment. Design Builder agrees to implement reasonable measures to mitigate cost increases for materials and equipment. Owner shall have the right, but not the obligation, to participate in mitigation strategies for cost increases. Any disputed amounts at the time of billing shall be managed through the dispute resolution process included in this agreement. For clarity, a disputed billing for materials and equipment shall not entitle Owner to withhold payment for undisputed amounts. § 6.3.12 Fee Cap on Materials and Equipment. The Design Builder’s Fee will be applicable to materials and equipment in the allowance, and also applicable to changes in scope. However, to the extent that the cost for materials and equipment exceed the allowance due to escalation, Design Builder shall not be entitled to Design Builder’s Fee. § 6.3.13 Material Price Escalation. Notwithstanding any provision of the Contract Documents to the contrary, Design-Builder has excluded from the Agreement any material price escalation as defined herein, and is the reason for the material and equipment allowance. If the price of materials and equipment exceed the allowance, Design-Builder shall present documentation of such increases or impacts and evidence of Design-Builder’s reasonable efforts to mitigate those impacts. Documentation shall include: (a) efforts by the Design Builder to purchase materials early; (b) efforts by the Design Builder to “lockdown” the price with a material supplier; and (c) evidence that Design Builder has explored the market for commercially reasonable alternatives. ARTICLE 7 OWNER’S RESPONSIBILITIES § 7.1 General § 7.1.1 The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization. The Owner may also elect to designate in writing a clerk of the works (“COTW”) to provide on-site observation of the Work during its prosecution at various times. Such COTW, if retained, shall work exclusively for the Owner and for the Owner’s sole benefit and will have no authority whatsoever to bind the Owner. The Design-Builder agrees that no act or omission by the COTW that results in a failure to discover and report defective Work occurring on the Project to the Owner shall be a waiver of an Owner claim for defective performance of the Work. AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 19

§ 7.1.2 The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule agreed to by the Owner. The Owner shall furnish to the Design-Builder, within 15 days after receipt of a written request, information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein. § 7.2 Information and Services Required of the Owner § 7.2.1 The Owner shall furnish information or services required of the Owner by the Design-Build Documents with reasonable promptness. § 7.2.2 The Owner shall provide, to the extent under the Owner’s control and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems; chemical, air and water pollution; hazardous materials; or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site. Upon receipt of a written request from the Design-Builder, the Owner shall also provide surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site under the Owner’s control. § 7.2.3 The Owner shall promptly obtain easements, zoning variances, and legal authorizations or entitlements regarding site utilization where essential to the execution of the Project. § 7.2.4 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections. § 7.2.5 The services, information, surveys and reports required to be provided by the Owner under this Agreement, shall be furnished at the Owner’s expense, and the Design-Builder shall be entitled to rely upon the accuracy and completeness thereof. In no event shall the Design-Builder be relieved of its responsibility to exercise proper precautions relating to the safe performance of the Work. § 7.2.6 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder. § 7.2.7 Prior to the execution of the Design-Build Amendment, the Design-Builder may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Design-Build Documents and the Design-Builder’s Proposal. Thereafter, the Design-Builder may only request such evidence if (1) the Owner fails to make payments to the Design-Builder as the Design-Build Documents require; (2) a change in the Work materially changes the Contract Sum; or (3) the Design-Builder identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due. The Owner shall furnish such evidence as a condition precedent to commencement or continuation of the Work or the portion of the Work affected by a material change. After the Owner furnishes the evidence, the Owner shall not materially vary such financial arrangements without prior notice to the Design-Builder. If the Owner is providing Builder’s Risk insurance for the Project, the Design-Builder may request in writing that the Owner provide a copy of the Builder’s Risk certificate and policy. The Owner shall furnish the policy and the certificate within three (3) business days as a condition precedent to commencement or continuation of the Work. After the Owner furnishes the certificate and policy, the Owner shall not materially vary the Builder’s Risk insurance without prior notice to the Design-Builder. § 7.2.8 Except as otherwise provided in the Design-Build Documents or when direct communications have been specially authorized, the Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder. § 7.2.9 As an accommodation, and subject to the terms of the letter agreement dated April 16, 2021, between Design Builder and Owner (incorporated herein by reference as Exhibit I), the Owner retained the geotechnical engineer to perform certain geotechnical investigation. Design Builder has retained other consultants needed to formulate a proper design for the Project as part of its Scope of Work. The Owner shall retain the geotechnical engineer and other consultants AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: DS Init. / 20 necessary to perform testing and inspection services required by Code or for prudent quality assurance as described below: Subgrade Evaluation/Engineered Fill Observation & Testing Deep Foundation Observation & Testing Pier Caps & Grade Beams Observation & Testing Concrete Floor Slabs Observation & Testing Structural Steel Observation & Testing Tilt Panel Observation & Testing Concrete Walls, Ramps & Paving Observation & Testing Pavement Subgrade & Aggregate Base Observation & Testing Asphalt Paving Observation & Testing Sample Pick-Ups § 7.2.10 The Owner and the Design-Builder shall purchase and maintain insurance as set forth in Exhibit B. § 7.3 Submittals § 7.3.1 The Owner shall review and approve or take other appropriate action on Submittals. Review of Submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities; or for substantiating instructions for installation or performance of equipment or systems; or for determining that the Submittals are in conformance with the Design-Build Documents, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents. The Owner’s action will be taken in accordance with the submittal schedule approved by the Owner or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Owner’s judgment to permit adequate review. The Owner’s review of Submittals shall not relieve the Design-Builder of the obligations under Sections 3.1.11,3.1.12, and 5.2.3. The Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Owner, of any construction means, methods, techniques, sequences or procedures. The Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component. § 7.3.2 Upon review of the Submittals required by the Design-Build Documents, the Owner shall notify the Design-Builder of any non-conformance with the Design-Build Documents the Owner discovers. § 7.4 Visits to the site by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quality or quantity of the Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, because these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents. § 7.5 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of, and will not be responsible for acts or omissions of the Design-Builder, Architect, Consultants, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder. § 7.6 The Owner has the authority to reject Work that does not conform to the Design-Build Documents. The Owner shall have authority to require inspection or testing of the Work in accordance with Section 15.5.2, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Consultants, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work. § 7.7 The Owner shall determine the date or dates of Substantial Completion in accordance with Section 9.8 and the date of final completion in accordance with Section 9.10. § 7.8 Owner’s Right to Stop Work If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section 11.2 or persistently fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a AIA Document A141”—2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “Al A,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes Init. / 21 duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section 5.13.1.3. § 7.9 Owner’s Right to Carry Out the Work If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments then or thereafter due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner. ARTICLE 8 TIME § 8.1 Progress and Completion § 8.1.1 Time limits stated in the Design-Build Documents are of the essence of the Contract. By executing the Design-Build Amendment the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work. § 8.1.2 The Design-Builder shall not, except by agreement of the Owner in writing, commence the Work prior to the effective date of insurance, other than property insurance, required by this Contract. The Contract Time shall not be adjusted as a result of the Design-Builder’s failure to obtain insurance required under this Contract. § 8.1.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time. § 8.2 Delays and Extensions of Time § 8.2.1 If the Design-Builder is delayed at any time in (l)the commencement or progress of the Work by an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by (2)changes ordered in the Work by the Owner; or by (3), fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s control; or by (4) delay authorized by the Owner pending mediation and binding dispute resolution or by other causes that the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine and if the Design Builder incurs and provides documentation of the additional costs incurred as a result of a delay or impact described in (1), (2) or (4) above, or if over fifteen cumulative days throughout the Project are caused by item (3) above, the Design Builder shall be entitled to an equitable adjustment in the Contract Sum for documented actual costs. § 8.2.2 Claims relating to time shall be made in accordance with applicable provisions of Article 14. § 8.2.3 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormally adverse and impacted the critical path of the Work. For the purpose of establishing that abnormal adverse weather conditions have caused a delay, and determining the extent of delay attributed to such weather conditions, the Contractor shall furnish with his claim, National Oceanic and Atmospheric Administration (NOAA) National Weather Service records of climatic conditions during the same time interval for the previous five (5) years for the locality of the Work: the Contractor’s daily job site logs/daily construction reports showing weather, job activities, and the effect of weather on the progress of the Work: and an impact schedule showing the effects of the weather event on the critical path of the Contractor’s Construction Schedule. Time extensions for weather delays and related impact do not entitle the Contractor to extended overhead recovery or to any other monetary compensation associated with that claim unless the delay due to the proven abnormal weather conditions exceeds fifteen (15) days and the Design Builder presents documentation of actual monetary damages or monetary impacts and evidence of Design-Builder’s reasonable efforts to mitigate those impacts. (Paragraph deleted.) § 8.2.4 If the Work, Schedule, or costs are substantially impacted, disrupted, suspended or otherwise delayed as a result of any federal, state, or local government order specifically preventing construction activity to proceed (the “Delay Order”), the Design-Builder shall be entitled to an equitable adjustment (a) to the Contract Time to the extent that the Delay Order adversely impacts the critical path, and (b) to the Contract Sum shall be adjusted for the total cost AIA Document A141” -2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The’ American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. /

impact(s) of the Delay Order. The Design Builder shall provide the Owner documentation to quantify such time and cost impact(s) and to confirm that the Design-Builder instituted reasonable measures to mitigate the adverse time and cost impact(s) of the Delay Order. ARTICLE 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION § 9.1 Contract Sum The Contract Sum is stated in the Design-Build Amendment. § 9.2 Schedule of Values Where the Contract Sum is based on a stipulated sum or Guaranteed Maximum Price, the Design-Builder, prior to the first Application for Payment after execution of the Design-Build Amendment shall submit to the Owner a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. § 9.3 Applications for Payment § 9.3.1 At least ten days before the date established for each progress payment, the Design-Builder shall submit to the Owner an itemized Application for Payment for completed portions of the Work. The application shall be notarized, if required, and supported by data substantiating the Design-Builder’s right to payment as the Owner may require, such as copies of requisitions from the Architect, Consultants, Contractors, and material suppliers, and shall reflect retainage if provided for in the Design-Build Documents. § 9.3.1.1 As provided in Section 6.3.9, Applications for Payment may include requests for payment on account of changes in the Work that have been properly authorized by Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders. § 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay the Architect, Consultant, Contractor, material supplier, or other persons or entities providing services or work for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay. § 9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made for services provided as well as materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site. § 9.3.3 The Design-Builder warrants that title to all Work, other than Instruments of Service, covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Design-Builder, Architect, Consultants, Contractors, material suppliers, or other persons or entities entitled to make a claim by reason of having provided labor, materials and equipment relating to the Work. § 9.4 Certificates for Payment The Owner shall, within seven days after receipt of the Design-Builder’s Application for Payment, issue to the Design-Builder a Certificate for Payment indicating the amount the Owner determines is properly due, and notify the Design-Builder in writing of the Owner’s reasons for withholding certification in whole or in part as provided in Section 9.5.1. § 9.5 Decisions to Withhold Certification § 9.5.1 The Owner may withhold a Certificate for Payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s determination that the Work has not progressed to the point indicated in the Design-Builder’s Application for Payment, or the quality of the Work is not in accordance with the Design-Build AIA Document A141” -2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The’ American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. /

Documents. If the Owner is unable to certify payment in the amount of the Application, the Owner will notify the Design-Builder as provided in Section 9.4. If the Design-Builder and Owner cannot agree on a revised amount, the Owner will promptly issue a Certificate for Payment for the amount that the Owner deems to be due and owing. The Owner may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible because of .1 defective Work, including design and construction, not remedied; .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder; .3 failure of the Design-Builder to make payments properly to the Architect, Consultants, Contractors or others, for services, labor, materials or equipment, so long as Owner has timely paid Design Builder all undisputed sums due; .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum; .5 damage to the Owner or a separate contractor; .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or .7 repeated failure to carry out the Work in accordance with the Design-Build Documents. § 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld. § 9.5.3 If the Owner withholds certification for payment under Section 9.5.1.3, the Owner shall notify Design Builder in writing that if Design Builder fails to cure the reason for the withholding of certification within seven days of receipt of the notification, then Owner may at its sole option, issue joint checks to the Design-Builder and to the Architect or any Consultants, Contractor, material or equipment suppliers, or other persons or entities providing services or work for the Design-Builder to whom the Design-Builder failed to make payment for Work properly performed or material or equipment suitably delivered. § 9.6 Progress Payments § 9.6.1 After the Owner has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Design-Build Documents. § 9.6.2 The Design-Builder shall pay each Architect, Consultant, Contractor, and other person or entity providing all undisputed sums due for services or work for the Design-Builder no later than the time period required by applicable law, but in no event more than seven days after receipt of payment from the Owner the amount to which the Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the portion of the Work performed by the Architect, Consultant, Contractor, or other person or entity. The Design-Builder shall, by appropriate agreement with each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder, require each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder to make payments to subconsultants and subcontractors in a similar manner. § 9.6.3 The Owner will, on request and if practicable, furnish to the Architect, a Consultant, Contractor, or other person or entity providing services or work for the Design-Builder, information regarding percentages of completion or amounts applied for by the Design-Builder and action taken thereon by the Owner on account of portions of the Work done by such Architect, Consultant, Contractor or other person or entity providing services or work for the Design-Builder. § 9.6.4 The Owner has the right to request written evidence from the Design-Builder that the Design-Builder has properly paid the Architect, Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, amounts paid by the Owner to the Design-Builder for the Work. If the Design-Builder fails to furnish such evidence within seven days, the Owner shall have the right to contact the Architect, Consultants, and Contractors to ascertain whether they have been properly paid. The Owner shall have no obligation to pay or to see to the payment of money to a Consultant or Contractor, except as may otherwise be required by law. § 9.6.5 Design-Builder payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4. AIA Document A141*—2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. \

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the. Owner shall not constitute acceptance of Work not in accordance with the Design-Build Documents. § 9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by the Architect, Consultants, Contractors and other person or entity providing services or work for the Design-Builder, shall be held by the Design-Builder for the Architect and those Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, for which payment was made by the Owner and in accordance with Design Builder’s agreements with such entities. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision. § 9.7 Failure of Payment If the Owner does not issue a Certificate for Payment, through no fault of the Design-Builder, within the time required by the Design-Build Documents, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Design-Build Documents. § Liens. Unless the Owner has failed to pay the Contractor what it is due under this Agreement, the Design Builder shall promptly arrange to have any mechanic’s liens filed against the Project removed either by settling the payment claim in question and securing a release of the lien or by bonding off the lien with suitable surety. §9.8 Substantial Completion § 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete, as evidenced by a temporary certificate of occupancy, in accordance with the Design-Build Documents so that the Owner can occupy or begin to use the Work for process equipment installation. The date of Substantial Completion is the date certified by the Owner in accordance with this Section 9.8. § 9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents. § 9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Design-Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion. § 9.8.4 Prior to issuance of the Certificate of Substantial Completion under Section 9.8.5, the Owner and Design-Builder shall discuss and then determine the parties’ obligations to obtain and maintain property insurance following issuance of the Certificate of Substantial Completion. § 9.8.5 When the Work or designated portion thereof is substantially complete, the Design-Builder will prepare for the Owner’s signature a Certificate of Substantial Completion that shall, upon the Owner’s signature, establish the date of Substantial Completion; establish responsibilities of the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Work and insurance; and fix the time within which the Design-Builder shall finish all items on the list accompanying the Certificate. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. AIA Document A141” -2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The’ American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. /

§ 9.8.6 The Certificate of Substantial Completion shall be submitted by the Design-Builder to the Owner for written acceptance of responsibilities assigned to it in the Certificate. Upon the Owner’s acceptance, and consent of surety, if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Design-Build Documents. § 9.9 Partial Occupancy or Use § 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Design-Builder, provided such occupancy or use is consented to, by endorsement or otherwise, by the insurer providing property insurance and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Design-Build Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Section 9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder. § 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work. § 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents. § 9.10 Final Completion and Final Payment § 9.10.1 Upon receipt of the Design-Builder’s written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection. When the Owner finds the Work acceptable under the Design-Build Documents and the Contract fully performed, the Owner will, subject to Section 9.10.2, promptly issue a final Certificate for Payment. The Design-Builder shall achieve Final Completion, as evidenced by completion of the punch list established at Substantial Completion, as soon as reasonably possible after Substantial Completion but not to exceed (60) days after Substantial Completion. Design Builder’s achievement of Final Completion shall not be impacted or delayed by Owner’s equipment installation. § 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Design-Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work, for which the Owner or the Owner’s property might be responsible or encumbered, (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety, if any, to final payment, (5) as-constructed record copy of the Construction Documents marked to indicate field changes and selections made during construction, (6) manufacturer’s warranties, product data, and maintenance and operations manuals, and (7) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, or releases and waivers of liens, claims, security interests, or encumbrances, arising out of the Contract, to the extent and in such form as may be designated by the Owner. If an Architect, a Consultant, or a Contractor, or other person or entity providing services or work for the Design-Builder, refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such liens, claims, security interests, or encumbrances. If such liens, claims, security interests, or encumbrances remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be compelled to pay in discharging such liens, claims, security interests, or encumbrances, including all costs and reasonable attorneys’ fees. § 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Design-Builder, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Design-Build Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the AIA Document A141” -2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The’ American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. /

Design-Builder to the Owner prior to issuance of payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims. § 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled; .2 failure of the Work to comply with the requirements of the Design-Build Documents; or .3 terms of special warranties required by the Design-Build Documents. § 9.10.5 Acceptance of final payment by the Design-Builder shall constitute a waiver of claims by the Design-Builder except those previously made in writing and identified by the Design-Builder as unsettled at the time of final Application for Payment. (Paragraph deleted) ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY § 10.1 Safety Precautions and Programs The Design-Builder shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. § 10.2 Safety of Persons and Property § 10.2.1 The Design-Builder shall be responsible for precautions for the safety of, and reasonable protection to prevent damage, injury or loss to .1 employees on the Work and other persons who may be affected thereby; ..2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Design-Builder or the Architect, Consultants, or Contractors, or other person or entity providing services or work for the Design-Builder; and .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, or structures and utilities not designated for removal, relocation or replacement in the course of construction. § 10.2.2 The Design-Builder shall comply with, and give notices required by, applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property, or their protection from damage, injury or loss. § 10.2.3 The Design-Builder shall implement, erect, and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notify owners and users of adjacent sites and utilities of the safeguards and protections. § 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods, are necessary for execution of the Work, the Design-Builder shall exercise utmost care, and carry on such activities under supervision of properly qualified personnel. § 10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3, caused in whole or in part by the Design-Builder, the Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections 10.2.1.2 and 10.2.1.3; except damage or loss attributable to acts or omissions of the Owner, or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section 3.1.14. § 10.2.6 The Design-Builder shall designate a responsible member of the Design-Builder’s organization, at the site, whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner. § 10.2.7 The Design-Builder shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition. AIA Document A141*—2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA, the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. /

§ 10.2.8 Injury or Damage to Person or Property. If the Owner or Design-Builder suffers injury or damage to person or property because of an act or omission of the other, or of others for whose acts such party is legally responsible, written notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter. § 10.3 Hazardous Materials § 10.3.1 The Design-Builder is responsible for compliance with any requirements included in the Design-Build Documents regarding hazardous materials. If the Design-Builder encounters a hazardous material or substance not addressed in the Design-Build Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner in writing. § 10.3.2 Upon receipt of the Design-Builder’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Design-Builder will promptly reply to the Owner in writing stating whether or not the Design-Builder has reasonable objection to the persons or entities proposed by the Owner. If the Design-Builder has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Design-Builder has no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Design-Builder. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable additional costs of shut-down, delay and start-up. § 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design-Builder, the Architect, Consultants, and Contractors, and employees of any of them, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area, if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to, or destruction of, tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity. § 10.3.4 The Owner shall not be responsible under this Section 10.3 for materials or substances the Design-Builder brings to the site unless such materials or substances are required by the Owner’s Criteria. The Owner shall be responsible for materials or substances required by the Owner’s Criteria, except to the extent of the Design-Builder’s fault or negligence in the use and handling of such materials or substances. § 10.3.5 The Design-Builder shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Design-Builder brings to the site and negligently handles, or (2) where the Design-Builder fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence. § 10.3.6 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred. § 10.4 Emergencies In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss. AIA Document A141” -2014. Copyright ©2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 28

(Paragraph deleted) ARTICLE 11 UNCOVERING AND CORRECTION OF WORK § 11.1 Uncovering of Work The Owner may request to examine a portion of the Work that the Design-Builder has covered to determine if the Work has been performed in accordance with the Design-Build Documents. If such Work is in accordance with the Design-Build Documents, the Owner and Design-Builder shall execute a Change Order to adjust the Contract Time and Contract Sum, as appropriate. If such Work is not in accordance with the Design-Build Documents, the costs of uncovering and correcting the Work shall be at the Design-Builder’s expense and the Design-Builder shall not be entitled to a change in the Contract Time unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs and the Contract Time will be adjusted as appropriate. § 11.2 Correction of Work § 11.2.1 Before or After Substantial Completion. The Design-Builder shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for any design consultant employed by the Owner whose expenses and compensation were made necessary thereby, shall be at the Design-Builder’s expense. § 11.2.2 After Substantial Completion § 11.2.2.1 In addition to the Design-Builder’s obligations under Section 3.1.12, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found not to be in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of the Work, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. If the Design-Builder fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section 7.9. Notwithstanding the foregoing in this Section and in 11.2.2.2 through 11.2.2.5, no warranty obligations shall attach to design services, as such services are subject to the standard of care of design professionals, and therefore these provisions shall not apply to design services. The design services shall be performed consistent with the standard of professional care, skill, diligence, and quality consistent with professional firms engaged in the design of projects of similar type, use, scope, function, size, quality, complexity, and detail. § 11.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work. § 11.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section 11.2. § 11.2.3 The Design-Builder shall remove from the site portions of the Work that are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner. § 11.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction of the Owner or separate contractors, whether completed or partially completed, caused by the Design-Builder’s correction or removal of Work that is not in accordance with the requirements of the Design-Build Documents. § 11.2.5 Nothing contained in this Section 11.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder has under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section 11.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 29

Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work. § 11.3 Acceptance of Nonconforming Work If the Owner prefers to accept Work that is not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made. (Paragraph deleted) ARTICLE 12 COPYRIGHTS AND LICENSES § 12.1 Drawings, specifications, and other documents furnished by the Design-Builder, including those in electronic form, are Instruments of Service. The Design-Builder, and the Architect, Consultants, Contractors, and any other person or entity providing services or work for any of them, shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and shall retain all common law, statutory and other reserved rights, including copyrights. Submission or distribution of Instruments of Service to meet official regulatory requirements, or for similar purposes in connection with the Project, is not to be construed as publication in derogation of the reserved rights of the Design-Builder and the Architect, Consultants, and Contractors, and any other person or entity providing services or work for any of them. Notwithstanding the above, Design-Builder allows Owner to utilize Instruments of Service for any future in-house operations for no additional compensation. However, except for Instruments of Service prepared by Design Builder which did not meet the standard of care prior to Owner’s reuse, if Owner reuses, alters or amends the Instruments of Service without involvement of the Design Builder, the Owner releases Design Builder from any liability relating to its reuse of the Instruments of Service without the Design Builder, and shall further indemnify Design Builder and any person or entity providing services or work for any of them from all costs and expenses including the cost of defense, related to claims and causes of action asserted by any third party or entity to the extent that such claims arise from the Owner’s reuse or alteration of the Instruments of Service without the involvement of the Design Builder under this Section. For the avoidance of doubt, Owner shall have no obligation to indemnify Design Builder and does not release Design Builder for Instruments of Service that do not meet the standard of care prior to Owner’s reuse of the drawings. § 12.2 The Design-Builder and the Owner warrant that in transmitting Instruments of Service, or any other information, the transmitting party is the copyright owner of such information or has permission from the copyright owner to transmit such information for its use on the Project. § 12.3 Upon execution of the Agreement, the Design-Builder grants to the Owner a limited, irrevocable and non-exclusive license to use the Instruments of Service solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner substantially performs its obligations, including prompt payment of all sums when due, under the Design-Build Documents. The license granted under this section permits the Owner to authorize its consultants and separate contractors to reproduce applicable portions of the Instruments of Service solely and exclusively for use in performing services or construction for the Project. If the Design-Builder rightfully terminates this Agreement for cause as provided in Section 13.1.4 or 13.2.1 the license granted in this Section 12.3 shall terminate. § 12.3.1 The Design-Builder shall obtain non-exclusive licenses from the Architect, Consultants, and Contractors, that will allow the Design-Builder to satisfy its obligations to the Owner under this Article 12. The Design-Builder’s licenses from the Architect and its Consultants and Contractors shall also allow the Owner, in the event this Agreement is terminated for any reason other than the default of the Owner or in the event the Design-Builder’s Architect, Consultants, or Contractors terminate their agreements with the Design-Builder for cause, to obtain a limited, irrevocable and non-exclusive license solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner (1) agrees to pay to the Architect, Consultant or Contractor all amounts due, and (2) provide the Architect, Consultant or Contractor with the Owner’s written agreement to indemnify and hold harmless the Architect, Consultant or Contractor from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service. For the avoidance of doubt, Owner shall have no obligation to indemnify Design Builder and does not release Design Builder for Instruments of Service that do not meet the standard of care prior to Owner’s reuse of the drawings. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. user Notes: Init. / 30

§ 12.3.2 In the event that the Owner terminates the Design-Builder for Cause or for Convenience and has paid for the design work performed to prepare the Construction Documents, the Owner shall be upon such termination automatically granted a license, without more, to use the Construction Documents to complete the Project or for any modifications or additions to the Project. In the event of termination prior to completion and public approval of the Construction Documents, the Owner releases Design Builder from any liability relating to its negligent reuse of the Construction Documents without the Design Builder, and shall further indemnify Design Builder and any person or entity providing services or work for any of them from all costs and expenses including the cost of defense, related to claims and causes of action asserted by any third party or entity to the extent that such claims arise from the Owner’s negligent use or alteration of the Construction Documents without involvement of the Design Builder. (Paragraph deleted) ARTICLE 13 TERMINATION OR SUSPENSION § 13.1 Termination or Suspension Prior to Execution of the Design-Build Amendment § 13.1.1 If the Owner fails to make payments to the Design-Builder for Work prior to execution of the Design-Build Amendment in accordance with this Agreement, such failure shall be considered substantial nonperformance and cause for termination or, at the Design-Builder’s option, cause for suspension of performance of services under this Agreement. If the Design-Builder elects to suspend the Work, the Design-Builder shall give seven days’ written notice to the Owner before suspending the Work. In the event of a suspension of the Work, the Design-Builder shall have no liability to the Owner for delay or damage caused by the suspension of the Work. Before resuming the Work, the Design-Builder shall be paid all sums due prior to suspension and any expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted. § 13.1.2 If the Owner suspends the Project, the Design-Builder shall be compensated for the Work performed prior to notice of such suspension. When the Project is resumed, the Design-Builder shall be compensated for expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted. § 13.1.3 If the Owner suspends the Project for more than 90 cumulative days for reasons other than the fault of the Design-Builder, the Design-Builder may terminate this Agreement by giving not less than seven days’ written notice. § 13.1.4 Either party may terminate this Agreement upon not less than seven days’ written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination. The aforesaid notice of termination (“Notice of Termination”) shall be preceded by a written notice of intent to terminate (“Notice of Intent”), which shall give the defaulting party seven days to cure the default described in the Notice of Intent. The Notice of Termination shall not issue unless the defaulting part fails to make reasonable and good faith efforts to cure the default within seven days of the issuance of the Notice of Intent. Whenever in the Agreement a party is conferred a right to suspend its performance or terminate the Agreement upon written notice, such written notice must be preceded by a Notice of Intent granting a seven day cure period before the written may issue, unless the Suspension or Termination is not for cause. § 13.1.5 The Owner may terminate this Agreement upon not less than seven days’ written notice to the Design-Builder for the Owner’s convenience and without cause. § 13.1.6 In the event of termination not the fault of the Design-Builder, the Design-Builder shall be compensated for Work performed prior to termination, together with Reimbursable Expenses then due and any other expenses directly attributable to termination for which the Design-Builder is not otherwise compensated. In no event shall the Design-Builder’s compensation under this Section 13.1.6 be greater than the compensation set forth in Section 2.1. § 13.2 Termination or Suspension Following Execution of the Design-Build Amendment § 13.2.1 Termination by the Design-Builder § 13.2.1.1 The Design-Builder may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons: .1 Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped; AIA Document A141TM - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. 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.2 An act of government, such as a declaration of national emergency that requires all Work to be stopped; .3 Because the Owner has not issued a Certificate for Payment and has not notified the Design-Builder of the reason for withholding certification as provided in Section 9.5.1, or if the reason for the withholding has been cured and Owner refuses to pay, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Design-Build Documents; or .4 The Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s request, reasonable evidence as required by Section 7.2.7. § 13.2.1.2 The Design-Builder may terminate the Contract if, through no act or fault of the Design-Builder, the Architect, a Consultant, a Contractor, or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 13.2.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less. § 13.2.1.3 If one of the reasons described in Section 13.2.1.1 or 13.2.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit, costs incurred by reason of such termination, and damages. § 13.2.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder or any other persons or entities performing portions of the Work under contract with the Design-Builder because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters important to the progress of the Work, the Design-Builder may, upon seven additional days’ written notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 13.2.1.3. § 13.2.2 Termination by the Owner For Cause § 13.2.2.1 The Owner may terminate the Contract if the Design-Builder .1 fails to submit the Proposal by the date required by this Agreement, or if no date is indicated, within a reasonable time consistent with the date of Substantial Completion; .2 repeatedly refuses or fails to supply an Architect, or enough properly skilled Consultants, Contractors, or workers or proper materials; .3 fails to make payment to the Architect, Consultants, or Contractors for services, materials or labor in accordance with their respective agreements with the Design-Builder; .4 repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or .5 is otherwise guilty of substantial breach of a provision of the Design-Build Documents. § 13.2.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ written notice, terminate employment of the Design-Builder and may, subject to any prior rights of the surety: .1 Exclude the Design-Builder from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder; .2 Accept assignment of the Architect, Consultant and Contractor agreements pursuant to Section 3.1.15; and .3 Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work. § 13.2.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 13.2.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished. § 13.2.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder. If such, costs and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner. The obligation for such payments shall survive termination of the Contract. AIA Document A141TM - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 32

§ 13.2.3 Suspension by the Owner for Convenience § 13.2.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. § 13.2.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 13.2.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or .2 that an equitable adjustment is made or denied under another provision of the Contract. § 13.2.4 Termination by the Owner for Convenience §13.2.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause. § 13.2.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall .1 cease operations as directed by the Owner in the notice; .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and, .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing Project agreements, including agreements with the Architect, Consultants, Contractors, and purchase orders, and enter into no further Project agreements and purchase orders. § 13.2.4.3 In case of such termination for the Owner’s convenience, the Design-Builder shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination along with Design Builder’s fee on costs incurred by reason of such termination, including cancellation costs. (Paragraph deleted) ARTICLE 14 CLAIMS AND DISPUTE RESOLUTION § 14.1 Claims § 14.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. § 14.1.2 Time Limits on Claims The Designer-Builder recognizes that it is the experienced design and construction service provider which will be in charge of the construction of the Project and that it is important for the Owner, which lacks such expertise, to be provided timely notice of any claim that could affect the time or costs associated with the Project’s completion. Such timely notice shall permit the Owner to make prudent decisions on how to proceed in the face of such claim. Thus, the Design-Builder agrees to provide the Owner written notice of any claim for time extension or changes to the Contract Sum within fourteen (14) days of when the Design Builder discovers the occurrence giving rise to the claim and before undertaking any additional or changed work for which the Design-Builder will assert a claim. The Design-Builder’s failure to provide such notice shall constitute a waiver of such claim. Likewise, Owner shall provide notice of any claim against Design Builder within fourteen (14) days of when the Owner discovers the occurrence giving rise to the claim. Except in the case of an emergency, Owner shall be precluded from asserting any backcharges for costs incurred addressing the claim if Owner has not provided Design Builder notice of the claim before incurring the cost for which Owner seeks to backcharge Design Builder. § 14.1.3 Notice of Claims § 14.1.3.1 Prior To Final Payment. Prior to Final Payment, Claims by either the Owner or Design-Builder must be initiated by written notice to the other party within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 33

§ 14.1.3.2 Claims Arising After Final Payment. After Final Payment, Claims by either the Owner or Design-Builder that have not otherwise been waived pursuant to Sections 9.10.4 or 9.10.5, must be initiated by prompt written notice to the other party. The notice requirement in Section 14.1.3.1 and the Initial Decision requirement as a condition precedent to mediation in Section 14.2.1 shall not apply. § 14.1.4 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 13, the Design-Builder shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents. § 14.1.5 Claims for Additional Cost. If the Design-Builder intends to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the portion of the Work that relates to the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4. § 14.1.6 Claims for Additional Time § 14.1.6.1 If the Design-Builder intends to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design-Builder’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary. § 14.1.6.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the scheduled construction. § 14.1.7 Claims for Consequential Damages The Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and .2 damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work. This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 13. Nothing contained in this Section 14.1.7 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Design-Build Documents. § 14.2 Initial Decision § 14.2.1 An initial decision shall be required as a condition precedent to mediation of all Claims between the Owner and Design-Builder initiated prior to the date final payment is due, excluding those arising under Sections 10.3 and 10.4 of the Agreement and Sections B.3.2.9 and B.3.2.10 of Exhibit B to this Agreement, unless 30 days have passed after the Claim has been initiated with no decision having been rendered. Unless otherwise mutually agreed in writing, the Owner shall render the initial decision on Claims. § 14.2.2 Procedure § 14.2.2.1 Claims Initiated by the Owner. If the Owner initiates a Claim, the Design-Builder shall provide a written response to Owner within ten days after receipt of the notice required under Section 14.1.3.1. Thereafter, the Owner shall render an initial decision within ten days of receiving the Design-Builder’s response: (1) withdrawing the Claim in whole or in part, (2) approving the Claim in whole or in part, or (3) suggesting a compromise. § 14.2.2.2 Claims Initiated by the Design-Builder. If the Design-Builder initiates a Claim, the Owner will take one or more of the following actions within ten days after receipt of the notice required under Section 14.1.3.1: (1) request additional supporting data, (2) render an initial decision rejecting the Claim in whole or in part, (3) render an initial decision approving the Claim, (4) suggest a compromise or (5) indicate that it is unable to render an initial decision because the Owner lacks sufficient information to evaluate the merits of the Claim. AIA Document A141TM - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 34

§ 14.2.3 In evaluating Claims, the Owner may, but shall not be obligated to, consult with or seek information from persons with special knowledge or expertise who may assist the Owner in rendering a decision. The retention of such persons shall be at the Owner’s expense. § 14.2.4 If the Owner requests the Design-Builder to provide a response to a Claim or to furnish additional supporting data, the Design-Builder shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Owner when the response or supporting data will be furnished or (3) advise the Owner that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Owner will either reject or approve the Claim in whole or in part. § 14.2.5 The Owner’s initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) identify any change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding on the parties but subject to mediation and, if the parties fail to resolve their dispute through mediation, to binding dispute resolution. § 14.2.6 Either party may file for mediation of an initial decision at any time, subject to the terms of Section 14.2.6.1. § 14.2.6.1 Either party may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision. § 14.2.7 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy. § 14.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines. § 14.3 Mediation § 14.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract, except those waived as provided for in Sections 9.10.4,9.10.5, and 14.1.7, shall be subject to mediation as a condition precedent to binding dispute resolution. § 14.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration proceeding is stayed pursuant to this Section 14.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings. § 14.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction. § 14.4 Arbitration § 14.4.1 If the parties have selected arbitration as the method for binding dispute resolution in Section 1.3, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. 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§ 14.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations or statute of repose. For statute of limitations or statute of repose purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim. § 14.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction. § 14.4.3 The foregoing agreement to arbitrate, and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof. § 14.4.4 Consolidation or Joinder § 14.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrators). § 14.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent. § 14.4.4.3 The Owner and Design-Builder grant to any person or entity made a party to an arbitration conducted under this Section 14.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Design-Builder under this Agreement. (Paragraph deleted) ARTICLE 15 MISCELLANEOUS PROVISIONS § 15.1 Governing Law The Contract shall be governed by the law of the place where the Project is located except that, if the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 14.4. § 15.2 Successors and Assigns § 15.2.1 The Owner and Design-Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section 15.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract. § 15.2.2 The Owner may, without consent of the Design-Builder, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Design-Build Documents. The Design-Builder shall execute all consents reasonably required to facilitate such assignment. § 15.2.3 If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute certificates, other than those required by Section 3.1.10, the Owner shall submit the proposed language of such certificates for review at least 14 days prior to the requested dates of execution. If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute consents reasonably required to facilitate assignment to a lender, the Design-Builder, Architect, Consultants, or Contractors shall execute all such consents that are consistent with this Agreement, provided the proposed consent is submitted to them for review at least 14 days prior to execution. The Design-Builder, Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. 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§ 15.3 Written Notice Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified mail or by courier service providing proof of delivery to, the last business address known to the party giving notice. § 15.4 Rights and Remedies § 15.4.1 Duties and obligations imposed by the Design-Build Documents, and rights and remedies available thereunder, shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law. § 15.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing. § 15.5 Tests and Inspections § 15.5.1 Tests, inspections and approvals of portions of the Work shall be made as required by the Design-Build Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give the Owner timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Design-Builder. § 15.5.2 If the Owner determines that portions of the Work require additional testing, inspection or approval not included under Section 15.5.1, the Owner will instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section 15.5.3, shall be at the Owner’s expense. § 15.5.3 If such procedures for testing, inspection or approval under Sections 15.5.1 and 15.5.2 reveal failure of the portions of the Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure shall be at the Design-Builder’s expense. § 15.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Design-Builder and promptly delivered to the Owner. § 15.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing. § 15.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work. § 15.6 Confidential Information If the Owner or Design-Builder transmits Confidential Information, the transmission of such Confidential Information constitutes a warranty to the party receiving such Confidential Information that the transmitting party is authorized to transmit the Confidential Information. If a party receives Confidential Information, the receiving party shall keep the Confidential Information strictly confidential and shall not disclose it to any other person or entity except as set forth in Section 15.6.1. § 15.6.1 A party receiving Confidential Information may disclose the Confidential Information as required by law or court order, including a subpoena or other form of compulsory legal process issued by a court or governmental entity. A party receiving Confidential Information may also disclose the Confidential Information to its employees, consultants or contractors in order to perform services or work solely and exclusively for the Project, provided those AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 37 employees, consultants and contractors are subject to the restrictions on the disclosure and use of Confidential Information as set forth in this Contract. § 15.7 Capitalization Terms capitalized in the Contract include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects. § 15.8 Interpretation § 15.8.1 In the interest of brevity the Design-Build Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement. § 15.8.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings. (Paragraph deleted) ARTICLE 16 SCOPE OF THE AGREEMENT § 16.1 This Agreement is comprised of the following documents listed below: .1 AIA Document A141™ - 2014, Standard Form of Agreement Between Owner and Design-Builder .2 AIA Document A141™ - 2014, Exhibit A, Design-Build Amendment, if executed .3 AIA Document A141 ™ - 2014, Exhibit B, Insurance and Bonds § 16.2 In case of any inconsistency, conflict, or ambiguity among the Agreement, the documents shall govern in the following order: C Trex Clarifications - Revised Proposal - 01.17.2022 D Project Tree House Bid Form - Revised 01.21.2022 E Trex LOI 3.9.22 EXECUTED F RFP Drawing Log G RFP Greenfield Expansion H Customer Decision List - Trex - 01.21.2022 I Subsurface and Engineering Evaluation a. 4.16.21 Letter Agreement re Geotechnical Engagement J Site-Specific Ground Motion Study K Wetland Delineation L Gray Hourly Rates Among categories of documents having the same order of precedence, the term or provision that includes the latest date shall control. This Agreement entered into as of the day and year first written above. DocuSigned by: OWNER (Signature) DESIGN BUILDER (Signature) Bryan Fairbanks President & CEO (Printed name and title) Nathan Simon VP and General Counsel (Printed name and title) AIA Document A141™ - 2014. Copyright© 2004 and 2014 by The American Institute of Architects. All rights reserved. The “American Institute of Architects, “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This document was produced by AIA software at 13:12:45 ET on 07/06/2022 under Order No.2114246733 which expires on 10/04/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org. User Notes: Init. / 38